                         ANNUAL REPORT / OCTOBER 31 2000

                            AIM LARGE CAP GROWTH FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                         THE BLUE VASE BY PAUL CEZANNE

          CEZANNE'S MAGNIFICENT STILL LIFES HAVE WITHSTOOD THE TEST OF

           TIME TO BECOME CLASSIC EXAMPLES OF POSTIMPRESSIONISM. LIKE

            THESE MASTERPIECES, THE COMPANIES IN AIM LARGE CAP GROWTH

              FUND ARE ALSO RECOGNIZED AS LEADERS IN THEIR FIELDS.

                     -------------------------------------

AIM Large Cap Growth Fund is for shareholders who seek long-term growth of capital through investments primarily in large-capitalization company securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o In addition to the returns as of the close of the fiscal year found on page 4, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were:

    ===========================================================================
    CLASS A SHARES
      Inception (3/1/99)        47.84%
      1 Year                    73.82

    CLASS B SHARES
      Inception (4/5/99)        43.60%
      1 Year                    77.78

    CLASS C SHARES
      Inception (4/5/99)        45.90%
      1 Year                    81.70
    ===========================================================================

o The fund invests in common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase.
o The fund participates in the initial public offering (IPO) market, and a significant portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                           AIM LARGE CAP GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
     [PHOTO OF      I feel privileged to succeed Ted Bauer, who recently retired
     Robert H.      from the funds' board and will soon retire as A I M
      Graham,       Management Group's chairman after a long, successful career
    Chairman of in the investment industry. Ted has always shown the highest the Board of degree of integrity and commitment to excellence, and I have
     THE FUND       always admired him. I'm also proud to be part of the team
   APPEARS HERE]    that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.


                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                      -------------------------------------

                                  THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------


                           AIM LARGE CAP GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM LARGE CAP GROWTH FUND DELIVERS OUTSTANDING PERFORMANCE


HOW DID AIM LARGE CAP GROWTH FUND PERFORM FOR THE FISCAL YEAR?
Despite volatile markets for much of 2000, careful stock selection resulted in excellent performance by AIM Large Cap Growth Fund. Class A, Class B and Class C shares returned 57.13%, 55.91% and 55.86% for the fiscal year ended October 31, 2000. The fund's benchmark index, the Russell 1000, returned just 9.06% for the fiscal year. These performance figures were calculated at net asset value, that is, without the effect of sales charges.
    The fund's performance for the entire fiscal year includes significant gains made in late 1999 and early 2000 when the stock market performed quite strongly; during the second half of the fiscal year, performance was adversely affected by the sell-off of technology stocks and other market difficulties. Nonetheless, the fund's net assets continued to skyrocket. On October 31, 1999, they totaled $13.9 million; one year later, they totaled $514.9 million.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
U.S. stock markets were volatile for most of 2000, with significant sell-offs in March through May and again in August through October. In the spring, investors worried that the Federal Reserve Board (the Fed) would continue raising interest rates to slow torrid economic growth and to forestall inflation. The Fed raised the federal funds rate from 6.0% to 6.5% in May--the sixth increase since June 1999. But with data showing that economic growth was slowing and that inflation was in check, the Fed kept rates unchanged at its June, August and October meetings.
    Early in 2000, investors became concerned that many technology stocks might have become overvalued. In late summer and fall, rising oil prices and Middle East tensions made investors skittish, sparking a second major stock-market sell-off. Investors also became concerned about a string of corporate earnings warnings and disappointing third-quarter earnings announcements by a number of major corporations. Higher oil prices and a weak euro negatively affected corporate profits.

HOW DID YOU CHANGE THE FUND'S HOLDINGS AS A RESULT OF MARKET VOLATILITY? Nortel--previously one of the fund's top holdings--had beaten revenue expectations by more than $1 billion in each of the last two quarters. But after the company stunned Wall Street by reporting disappointing revenue growth in October, we eliminated our position and reduced our holdings of other fiber-optics companies, including JDS Uniphase, SDL and Applied Micro Circuits, that depend on Nortel for a large part of their revenue. We are now concerned that the entire fiber-optics business may be poised for a general slowdown.
    Fiber optics was one of the few industries that seemed immune to slowdown, even as cable, radio, retail, wireless and semiconductor stocks deteriorated. The industry may avoid a significant downturn, but we grew uncomfortable with our large, overweighted positions in fiber-optics stocks given the uncertainty that now exists.

IN THEIR PLACE, WHAT DID YOU ADD?
The fund looks for stocks of companies that share three characteristics: their earnings estimates are too low, they are leaders in their industries and they are in industries experiencing favorable secular trends. (Secular trends are long-term trends--10 to 50 years--as opposed to seasonal or cyclical trends.) It's often difficult to find companies with all three characteristics, and that's why the fund's portfolio tends to be somewhat concentrated.
    New stocks we added to the portfolio during the fiscal year included Check Point Software, a computer-software security firm, and Enron, an innovative energy and power company. We increased our existing positions in Sun Microsystems, a manufac-

--------------------------------------------------------------------------------

FISCAL-YEAR FUND PERFORMANCE

TOTAL RETURNS, FUND VS. INDEX

As of 10/31/00, excluding sales charges
================================================================================
FUND CLASS A SHARES                 57.13%

FUND CLASS B SHARES                 55.91%

FUND CLASS C SHARES                 55.86%

RUSSELL 1000 INDEX                   9.06%
================================================================================



GROWTH OF NET ASSETS

In millions
================================================================================
10/31/99            $ 13.9

10/31/00            $514.9
================================================================================

          See important fund and index disclosures inside front cover.

                           AIM LARGE CAP GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


turer of servers and storage devices; Siebel Systems, a customer-relationship software firm; and VERITAS Software, a storage-management software maker.

HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?
We pared our holdings from 66 stocks at the beginning of the fiscal year to just 43 at its close. We did so for the reasons discussed--a deteriorations in several industries and our unease about the valuations of certain fiber-optics stocks. The fund's top 10 holdings accounted for roughly 44% of the total portfolio at the close of the fiscal year. This concentration was the result of strong appreciation by many of the fund's top 10 holdings as well as our decision to focus on stocks with the strongest fundamentals and stocks about which we were most confident.
    Compared to its benchmark index, the fund remained heavily overweighted in technology and utilities (the strongest-performing sector of the S&P 500 for the year ended October 31) and had no exposure to basic-materials or transportation stocks--two of the weakest sectors. The fund's investment discipline resulted in very little exposure to consumer-cyclical stocks, which include retail stocks.

CAN YOU NAME A COUPLE OF HOLDINGS YOU ESPECIALLY LIKE?
Check Point Software is one. The company is a leading supplier of security systems that protect computer networks from hackers. The company's products also allow the encryption of traffic between locations, allowing branch offices to communicate securely with headquarters, for example. In an age when much confidential information is transmitted around the world by computer, network security is an absolute necessity for major corporations.
    EMC is another company benefiting from a secular trend--the transition to the "paperless office." The company provides hardware and software that help companies store their ever-expanding oceans of digital information. EMC is the undisputed leader in the data-storage industry, and its stock has almost doubled over the last 12 months even as the Nasdaq has declined.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
At the close of the fiscal year, we remained cautiously optimistic about the direction of the U.S. economy. While economic growth is slowing, the economy continues to grow at a sustainable pace. Unemployment dropped to 3.9% in September--matching a 30-year low. Consumer spending continues to grow, albeit at a somewhat more subdued pace than last year, and except for the potential threat of higher oil prices, inflation remains in check. Corporate profit growth, while declining, remains impressive; indeed, fourth-quarter profits among S&P 500 companies are expected to grow from year-ago levels. And the federal government's record $236 billion budget surplus for fiscal year 2000 will allow it to continue to retire debt and to reduce its future borrowing costs.
    However, because of uncertainty surrounding short-term economic trends and international developments, markets may continue to be volatile. In such an environment, investors would be well advised to remain diversified and maintain a long-term investment perspective.

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                      available--electronic delivery of fund

                      reports and prospectuses. Soon, you can

                      read the same AIM report you are read-

                      ing now--online. Once you sign up for

                      the service, we will send you a link to

                      the report via e-mail. If you choose to

                      receive your reports online, you will not

                      receive a paper copy by mail. You may

                      cancel the service at any time by visiting

                      our Web site.

                        Please visit our Web site at

                      www.aimfunds.com and go to "Your AIM

                      Account." Log into your account and

                      then click on the "View Other Account

                      Options" dropdown menu and select

                      "eDelivery."

                     -------------------------------------

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

===============================================================================================================================
TOP 10 EQUITY HOLDINGS                                              TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------------------
 1. General Electric Co.                              6.42%          1. Computers (Software & Services)                  18.48%
 2. Cisco Systems, Inc.                               5.35           2. Computers (Peripherals)                           9.65
 3. Sun Microsystems, Inc.                            4.97           3. Computers (Networking)                            6.88
 4. Check Point Software Technologies Ltd. (Israel)   4.61           4. Electrical Equipment                              6.42
 5. EMC Corp.                                         4.45           5. Health Care (Drugs-Major Pharmaceuticals)         6.11
 6. Brocade Communications Systems, Inc.              4.28           6. Computers (Hardware)                              5.70
 7. Pfizer Inc.                                       4.17           7. Natural Gas                                       5.08
 8. VERITAS Software Corp.                            3.29           8. Electronics (Semiconductors)                      3.53
 9. Siebel Systems, Inc.                              3.06           9. Health Care (Drugs-Generic & Other)               3.16
10. Enron Corp.                                       3.03          10. Investments                                       2.80

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===============================================================================================================================

          See important fund and index disclosures inside front cover.

                           AIM LARGE CAP GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM LARGE CAP GROWTH FUND VS. BENCHMARK INDEX

3/1/99-10/31/00
in thousands
================================================================================
               AIM Large Cap Growth Fund,
                   Class A Shares            Russell 1000 Index
--------------------------------------------------------------------------------
3/99                 9,450.00                    10,000.00
4/99                 9,933.00                    10,817.00
7/99                 10,095.00                   10,783.00
10/99                10,742.00                   11,086.00
1/00                 13,311.00                   11,563.00
4/00                 15,804.00                   12,164.00
7/00                 16,907.00                   11,949.00
10/00               $16,879.00                  $12,091.00

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to this index over the period 3/1/99-10/31/00. (Data for the index is for the period 2/28/99-10/31/00.)
    It is important to understand the differences between your fund and this index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 1000 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (3/1/99)               36.85%
  1 Year                           48.45*
  *57.13%, excluding sales charges

CLASS B SHARES
  Inception (4/5/99)               32.23%
  1 Year                           50.91*
  *55.91%, excluding CDSC

CLASS C SHARES
  Inception (4/5/99)               34.43%
  1 Year                           54.86*
  *55.86%, excluding CDSC
================================================================================

YOUR FUND'S TOTAL RETURN INCLUDES SALES CHARGES, EXPENSES AND MANAGEMENT FEES. THE PERFORMANCE OF THE FUND'S CLASS B AND CLASS C SHARES WILL DIFFER FROM THAT OF ITS CLASS A SHARES DUE TO DIFFERING FEES AND EXPENSES. FOR FUND PERFORMANCE CALCULATIONS AND A DESCRIPTION OF THE INDEX CITED ON THIS PAGE, PLEASE SEE THE INSIDE FRONT COVER.


                           AIM LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                        SHARES        VALUE

COMMON STOCKS & OTHER EQUITY
  INTERESTS-85.88%

BIOTECHNOLOGY-1.47%

Amgen Inc.(a)                            131,000   $ 7,589,812
==============================================================

COMMUNICATIONS EQUIPMENT-2.51%

Comverse Technology, Inc.(a)              70,000     7,822,500
--------------------------------------------------------------
Redback Networks Inc.(a)                  48,000     5,109,000
==============================================================
                                                    12,931,500
==============================================================

COMPUTERS (HARDWARE)-5.70%

McDATA Corp.-Class B(a)                   45,000     3,751,172
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                231,000    25,612,125
==============================================================
                                                    29,363,297
==============================================================

COMPUTERS (NETWORKING)-6.88%

Cisco Systems, Inc.(a)                   511,000    27,530,125
--------------------------------------------------------------
Juniper Networks, Inc.(a)                 29,000     5,655,000
--------------------------------------------------------------
VeriSign, Inc.(a)                         17,000     2,244,000
==============================================================
                                                    35,429,125
==============================================================

COMPUTERS (PERIPHERALS)-9.65%

Brocade Communications Systems,
  Inc.(a)                                 97,000    22,055,375
--------------------------------------------------------------
EMC Corp.(a)                             257,000    22,889,062
--------------------------------------------------------------
Network Appliance, Inc.(a)                40,000     4,760,000
==============================================================
                                                    49,704,437
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-18.48%

Ariba, Inc.(a)                            65,000     8,214,375
--------------------------------------------------------------
BEA Systems, Inc.(a)                      92,000     6,601,000
--------------------------------------------------------------
CacheFlow Inc.(a)                         33,000     3,564,000
--------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                       150,000    23,756,250
--------------------------------------------------------------
i2 Technologies, Inc.(a)                  47,000     7,990,000
--------------------------------------------------------------
Intuit Inc.(a)                            75,000     4,607,812
--------------------------------------------------------------
Oracle Corp.(a)                          235,000     7,755,000
--------------------------------------------------------------
Siebel Systems, Inc.(a)                  150,000    15,740,625
--------------------------------------------------------------
VERITAS Software Corp.(a)                120,000    16,921,875
==============================================================
                                                    95,150,937
==============================================================

ELECTRICAL EQUIPMENT-6.42%

General Electric Co.                     603,000    33,051,937
==============================================================

ELECTRONICS (INSTRUMENTATION)-1.76%

Waters Corp.(a)                          125,000     9,070,313
==============================================================

ELECTRONICS (SEMICONDUCTORS)-3.53%

Applied Micro Circuits Corp.(a)           40,000     3,057,500
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE

ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

PMC-Sierra, Inc. (Canada)(a)              60,000   $10,170,000
--------------------------------------------------------------
SDL, Inc.(a)                              19,000     4,925,750
==============================================================
                                                    18,153,250
==============================================================

EQUIPMENT (SEMICONDUCTOR)-1.30%

Broadcom Corp.-Class A(a)                 30,000     6,671,250
==============================================================

FINANCIAL (DIVERSIFIED)-2.10%

American Express Co.                     180,000    10,800,000
==============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-3.16%

Forest Laboratories, Inc.(a)              58,000     7,685,000
--------------------------------------------------------------
Genentech, Inc.(a)                       104,000     8,580,000
==============================================================
                                                    16,265,000
==============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-6.11%

Allergan, Inc.                            50,000     4,203,125
--------------------------------------------------------------
Pfizer Inc.                              497,000    21,464,188
--------------------------------------------------------------
Pharmacia Corp.                          105,000     5,775,000
==============================================================
                                                    31,442,313
==============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.64%

Medtronic, Inc.                           56,000     3,041,500
--------------------------------------------------------------
PE Corp-PE Biosystems Group               90,000    10,530,000
==============================================================
                                                    13,571,500
==============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-0.72%

Alza Corp.(a)                             46,000     3,723,125
==============================================================

INSURANCE (MULTI-LINE)-2.00%

American International Group, Inc.       105,000    10,290,000
==============================================================

INVESTMENTS-2.80%

Nasdaq 100 Shares(a)                     176,000    14,410,000
==============================================================

LEISURE TIME (PRODUCTS)-1.26%

Harley-Davidson, Inc.                    135,000     6,505,313
==============================================================

NATURAL GAS-5.08%

Dynegy Inc.-Class A                      228,000    10,559,250
--------------------------------------------------------------
Enron Corp.                              190,000    15,591,875
==============================================================
                                                    26,151,125
==============================================================

POWER PRODUCERS (INDEPENDENT)-0.80%

Calpine Corp.(a)                          52,000     4,104,750
==============================================================

                                                     MARKET
                                        SHARES        VALUE

SERVICES
  (ADVERTISING/MARKETING)-1.51%

Omnicom Group Inc.                        33,000   $ 3,044,250
--------------------------------------------------------------
TMP Worldwide, Inc.(a)                    67,800     4,719,516
==============================================================
                                                     7,763,766
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $417,739,684)                                442,142,750
==============================================================

                                     PRINCIPAL
                                       AMOUNT

U.S. TREASURY SECURITIES-0.49%

U.S. TREASURY BILLS-0.49%

  6.38%, 12/21/00 (Cost
    $2,542,910)(b)                   $2,565,000(c)   2,543,095
==============================================================

                                                     MARKET
                                       SHARES        VALUE

MONEY MARKET FUNDS-14.84%

STIC Liquid Assets Portfolio(d)      38,210,031   $ 38,210,031
--------------------------------------------------------------
STIC Prime Portfolio(d)              38,210,031     38,210,031
==============================================================
    Total Money Market Funds (Cost
      $76,420,062)                                  76,420,062
==============================================================
TOTAL INVESTMENTS-101.21% (Cost
  $496,702,656)                                    521,105,907
==============================================================
LIABILITIES LESS OTHER
  ASSETS-(1.21%)                                    (6,233,856)
==============================================================
NET ASSETS-100.00%                                $514,872,051
______________________________________________________________
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the fund.
(c) The principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $496,702,656)                              $521,105,907
---------------------------------------------------------
Receivables for:
  Investments sold                             10,229,685
---------------------------------------------------------
  Variation margin                              1,156,250
---------------------------------------------------------
  Fund shares sold                             15,371,029
---------------------------------------------------------
  Dividends                                       255,616
---------------------------------------------------------
Investment for deferred compensation plan           9,558
=========================================================
    Total assets                             $548,128,045
=========================================================

LIABILITIES:

Payables for:
  Investments purchased                        31,918,601
---------------------------------------------------------
  Fund shares reacquired                          516,366
---------------------------------------------------------
  Deferred compensation plan                        9,558
---------------------------------------------------------
Accrued advisory fees                             303,714
---------------------------------------------------------
Accrued distribution fees                         290,055
---------------------------------------------------------
Accrued trustees' fees                                573
---------------------------------------------------------
Accrued transfer agent fees                        86,150
---------------------------------------------------------
Accrued operating expenses                        130,977
=========================================================
    Total liabilities                          33,255,994
=========================================================
Net assets applicable to shares outstanding  $514,872,051
_________________________________________________________
=========================================================

NET ASSETS:

Class A                                      $225,255,390
_________________________________________________________
=========================================================
Class B                                      $210,224,186
_________________________________________________________
=========================================================
Class C                                      $ 79,392,475
_________________________________________________________
=========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE
  PER SHARE:

Class A                                        12,699,894
_________________________________________________________
=========================================================
Class B                                        11,982,641
_________________________________________________________
=========================================================
Class C                                         4,523,532
_________________________________________________________
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      17.74
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.74 divided by
    94.50%)                                  $      18.77
_________________________________________________________
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      17.54
_________________________________________________________
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      17.55
_________________________________________________________
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $2,750)                                 $    219,266
---------------------------------------------------------
Dividends from affiliated money market
  funds                                           842,386
---------------------------------------------------------
Interest                                           13,583
=========================================================
    Total investment income                     1,075,235
=========================================================

EXPENSES:

Advisory fees                                   1,064,335
---------------------------------------------------------
Administrative services fees                       50,000
---------------------------------------------------------
Custodian fees                                     43,331
---------------------------------------------------------
Distribution fees -- Class A                      229,403
---------------------------------------------------------
Distribution fees -- Class B                      552,163
---------------------------------------------------------
Distribution fees -- Class C                      211,511
---------------------------------------------------------
Transfer agent fees -- Class A                    130,548
---------------------------------------------------------
Transfer agent fees -- Class B                    116,994
---------------------------------------------------------
Transfer agent fees -- Class C                     44,816
---------------------------------------------------------
Registration and filing fees                      218,854
---------------------------------------------------------
Trustees' fees                                      6,916
---------------------------------------------------------
Other                                              72,635
=========================================================
    Total expenses                              2,741,506
=========================================================
Less: Expenses paid indirectly                     (4,636)
=========================================================
    Net expenses                                2,736,870
=========================================================
Net investment income (loss)                   (1,661,635)
=========================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       (30,798,251)
---------------------------------------------------------
  Foreign currencies                               (5,413)
---------------------------------------------------------
  Foreign currency contracts                         (918)
---------------------------------------------------------
  Futures contracts                                59,596
=========================================================
                                              (30,744,986)
=========================================================
Change in net unrealized appreciation of:
  Investment securities                        22,954,589
---------------------------------------------------------
  Futures contracts                               300,687
=========================================================
                                               23,255,276
=========================================================
Net gain (loss) on investment securities,
  foreign currencies, foreign currency
  contracts and futures contracts              (7,489,710)
=========================================================
Net increase (decrease) in net assets
  resulting from operations                  $ (9,151,345)
_________________________________________________________
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and the period March 1, 1999 (date operations commenced) to October 31, 1999

                                                                  2000           1999
                                                              ------------    -----------

OPERATIONS:
  Net investment income (loss)                                $ (1,661,635)   $   (46,810)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts and
    futures contracts                                          (30,744,986)      (429,952)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                             23,255,276      1,454,137
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (9,151,345)       977,375
=========================================================================================
Share transactions-net:
  Class A                                                      219,794,733      7,163,788
-----------------------------------------------------------------------------------------
  Class B                                                      210,225,885      4,882,266
-----------------------------------------------------------------------------------------
  Class C                                                       80,133,352        845,997
=========================================================================================
    Net increase in net assets                                 501,002,625     13,869,426
=========================================================================================

NET ASSETS:

  Beginning of year                                             13,869,426             --
=========================================================================================
  End of year                                                 $514,872,051    $13,869,426
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $521,366,964    $12,880,971
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (35,719)       (35,730)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                            (31,168,607)      (429,952)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                   24,709,413      1,454,137
=========================================================================================
                                                              $514,872,051    $13,869,426
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000, the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
      On October 31, 2000, undistributed net investment income was increased by $1,661,646, undistributed net realized gains increased by $6,331 and paid in capital decreased by $1,667,977 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
      The Fund has a capital loss carryforward of $27,562,758 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $138,829 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $229,403, $552,163 and $211,511, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $577,198 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $15,696 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $4,033 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,835 and reductions in custodian fees of $2,801 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,636.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. During the year ended October 31, 2000, there were no securities on loan.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $590,766,678 and $154,809,273, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 34,411,900
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (13,308,335)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 21,103,565
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $500,002,342.

NOTE 8-FUTURES CONTRACTS

On October 31, 2000, $2,565,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                        NO. OF       MONTH/       MARKET       APPRECIATION
      CONTRACT         CONTRACTS   COMMITMENT      VALUE      (DEPRECIATION)
---------------------  ---------   ----------   -----------   --------------
Nasdaq 100 Index          45        Dec. 00     $14,850,000     $ 730,000
----------------------------------------------------------------------------
S&P 500 Index             40        Dec. 00      14,402,000      (423,838)
============================================================================
                                                $29,252,000     $ 306,162
____________________________________________________________________________
============================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2000 and the period March 1, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                 2000                       1999
                       -------------------------   -----------------------
                         SHARES        AMOUNT       SHARES       AMOUNT
                       ----------   ------------   ---------   -----------
Sold:
  Class A              13,372,376   $243,408,072     788,751   $ 8,217,840
--------------------------------------------------------------------------
  Class B              12,077,582    219,734,204     577,653     6,130,128
--------------------------------------------------------------------------
  Class C               4,575,100     82,410,277      85,761       907,295
==========================================================================
Reacquired:
  Class A              (1,361,845)   (23,613,339)    (99,388)   (1,054,052)
--------------------------------------------------------------------------
  Class B                (555,702)    (9,508,319)   (116,892)   (1,247,862)
--------------------------------------------------------------------------
  Class C                (131,632)    (2,276,925)     (5,697)      (61,298)
==========================================================================
                       27,975,879   $510,153,970   1,230,188   $12,892,051
__________________________________________________________________________
==========================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              -------------------------------
                                                                              MARCH 1, 1999
                                                                             (DATE OPERATIONS
                                                              YEAR ENDED      COMMENCED) TO
                                                              OCTOBER 31,      OCTOBER 31,
                                                                 2000              1999
                                                              -----------    ----------------
Net asset value, beginning of period                           $  11.29           $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.15)(a)        (0.04)
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           6.60             1.33
=============================================================================================
    Total from investment operations                               6.45             1.29
=============================================================================================
Net asset value, end of period                                 $  17.74           $11.29
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   57.13%           13.70%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $225,255           $7,785
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.58%(c)         1.53%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers                                              1.58%(c)         3.63%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (0.82)%(c)       (0.59)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate                                             113%              21%
_____________________________________________________________________________________________
=============================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $65,543,904.
(d) Annualized.

                                                                        CLASS B
                                                              ----------------------------
                                                                             APRIL 5, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                 2000            1999
                                                              -----------    -------------
Net asset value, beginning of period                           $  11.25         $11.02
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.27)(a)      (0.08)(a)
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           6.56           0.31
==========================================================================================
    Total from investment operations                               6.29           0.23
==========================================================================================
Net asset value, end of period                                 $  17.54         $11.25
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                   55.91%          2.09%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $210,224         $5,183
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.24%(c)       2.23%(d)
------------------------------------------------------------------------------------------
  Without fee waivers                                              2.24%(c)       4.33%(d)
==========================================================================================
Ratio of net investment loss to average net assets                (1.48)%(c)     (1.29)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate                                             113%            21%
__________________________________________________________________________________________
==========================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $55,216,289.
(d) Annualized.

                                                                        CLASS C
                                                              ----------------------------
                                                                             APRIL 5, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                 2000            1999
                                                              -----------    -------------
Net asset value, beginning of period                            $ 11.25         $11.02
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.27)(a)      (0.08)(a)
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           6.57           0.31
==========================================================================================
    Total from investment operations                               6.30           0.23
==========================================================================================
Net asset value, end of period                                  $ 17.55         $11.25
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                   56.00%          2.09%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $79,392         $  901
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.24%(c)       2.23%(d)
------------------------------------------------------------------------------------------
  Without fee waivers                                              2.24%(c)       4.33%(d)
==========================================================================================
Ratio of net investment loss to average net assets                (1.48)%(c)     (1.29)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate                                             113%            21%
__________________________________________________________________________________________
==========================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $21,151,120.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets, and financial highlights for the one-year period then ended and the period March 1, 1999 (date operations commenced) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the one-year period then ended and the period March 1, 1999 (date operations commenced) through October 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Large Cap Growth Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* Approval of an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                      VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST     ABSTENTIONS
        ----------------                                              -----------   ----------   -----------
(1)*    Charles T. Bauer............................................  880,499,527          N/A    21,899,315
        Bruce L. Crockett...........................................  880,943,079          N/A    21,455,763
        Owen Daly II................................................  880,468,204          N/A    21,930,638
        Edward K. Dunn, Jr. ........................................  880,922,500          N/A    21,476,342
        Jack M. Fields..............................................  880,960,800          N/A    21,438,042
        Carl Frischling.............................................  880,836,332          N/A    21,562,510
        Robert H. Graham............................................  880,965,547          N/A    21,433,295
        Prema Mathai-Davis..........................................  880,635,296          N/A    21,763,546
        Lewis F. Pennock............................................  880,899,481          N/A    21,499,361
        Louis S. Sklar..............................................  880,825,241          N/A    21,573,601
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  610,634,359   17,637,580   274,126,903**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................    1,170,472        5,739       176,846**
(4)(a)  Approval of changing or adding the Fundamental Restriction
        on Issuer Diversification...................................    1,157,860       17,524       177,673**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............    1,158,373       17,722       176,962**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................    1,165,609       10,486       176,962**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................    1,158,956       16,976       177,125**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................    1,156,296       19,810       176,951**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................    1,155,457       19,635       177,965**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................    1,156,709       19,627       176,721**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......    1,155,207       19,747       178,103**
(4)(i)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions.........................................    1,152,468       24,708       175,881**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................    1,305,291       14,401        33,365

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matters were then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  771,237,475   25,045,711   214,550,642

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Equity Funds, Inc. as
        a Delaware business trust...................................  824,680,935   26,389,312   203,059,248

----------

* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes.

----------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.
  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                              OFFICERS                                     OFFICE OF THE FUND
Robert H. Graham                               Robert H. Graham                             11 Greenway Plaza
Chairman, President and                        Chairman and President                       Suite 100
Chief Executive Officer                                                                     Houston, TX 77046
A I M Management Group Inc.                    Carol F. Relihan
                                               Senior Vice President and Secretary          INVESTMENT ADVISOR
Bruce L. Crockett
Director                                       Gary T. Crum                                 A I M Advisors, Inc.
ACE Limited;                                   Senior Vice President                        11 Greenway Plaza
Formerly Director, President, and                                                           Suite 100
Chief Executive Officer                        Edgar M. Larsen                              Houston, TX 77046
COMSAT Corporation                             Vice President
                                                                                            TRANSFER AGENT
Owen Daly II                                   Dana R. Sutton
Formerly Director                              Vice President and Treasurer                 A I M Fund Services, Inc.
Cortland Trust Inc.                                                                         P.O. Box 4739
                                               Melville B. Cox                              Houston, TX 77210-4739
Albert R. Dowden                               Vice President
Chairman of the Board of Directors,                                                         CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and    Mary J. Benson
Director, Magellan Insurance Company,          Assistant Vice President and                 State Street Bank and Trust Company
Formerly Director, President and               Assistant Treasurer                          225 Franklin Street
Chief Executive Officer,                                                                    Boston, MA 02110
Volvo Group North America, Inc.; and           Sheri Morris
Senior Vice President, AB Volvo                Assistant Vice President and                 COUNSEL TO THE FUND
                                               Assistant Treasurer
Edward K. Dunn Jr.                                                                          Ballard Spahr
Chairman, Mercantile Mortgage Corp.;           Jim A. Coppedge                              Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,          Assistant Secretary                          1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                    Philadelphia, PA 19103
President, Mercantile Bankshares               Renee A. Friedli
                                               Assistant Secretary                          COUNSEL TO THE TRUSTEES
Jack Fields
Chief Executive Officer                        P. Michelle Grace                            Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                    Assistant Secretary                          919 Third Avenue
Formerly Member                                                                             New York, NY 10022
of the U.S. House of Representatives           Nancy L. Martin
                                               Assistant Secretary                          DISTRIBUTOR
Carl Frischling
Partner                                        Ofelia M. Mayo                               A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP          Assistant Secretary                          11 Greenway Plaza
                                                                                            Suite 100
Prema Mathai-Davis                             Lisa A. Moss                                 Houston, TX 77046
Formerly Chief Executive Officer,              Assistant Secretary
YWCA of the U.S.A.                                                                          AUDITORS
                                               Kathleen J. Pflueger
Lewis F. Pennock                               Assistant Secretary                          KPMG LLP
Partner                                                                                     700 Louisiana
Pennock & Cooper                                                                            Houston, TX 77002

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS


DOMESTIC EQUITY FUNDS                           INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has
                                                                                              provided leadership in the mutual
            MORE AGGRESSIVE                                 MORE AGGRESSIVE                   fund industry since 1976 and
AIM Small Cap Opportunities(1)                  AIM Latin American Growth                     managed approximately $183 billion
AIM Mid Cap Opportunities(2)                    AIM Developing Markets                        in assets for more than eight
AIM Large Cap Opportunities(3)                  AIM European Small Company                    million shareholders, including
AIM Emerging Growth                             AIM Asian Growth                              individual investors, corporate
AIM Small Cap Growth(4)                         AIM Japan Growth                              clients and financial institutions,
AIM Aggressive Growth                           AIM International Emerging Growth             as of September 30, 2000.
AIM Mid Cap Growth                              AIM European Development                          The AIM Family of
AIM Small Cap Equity                            AIM Euroland Growth                           Funds--Registered Trademark-- is
AIM Capital Development                         AIM Global Aggressive Growth                  distributed nationwide, and AIM
AIM Constellation                               AIM International Equity                      today is the eighth-largest mutual
AIM Dent Demographic Trends                     AIM Advisor International Value               fund complex in the United States
AIM Select Growth                               AIM Global Trends                             in assets under management,
AIM Large Cap Growth                            AIM Global Growth                             according to Strategic Insight, an
AIM Weingarten                                             MORE CONSERVATIVE                  independent mutual fund monitor.
AIM Mid Cap Equity                                                                                AIM is a subsidiary of AMVESCAP
AIM Value II                                                                                  PLC, one of the world's largest
AIM Charter                                                                                   independent financial services
AIM Value                                                                                     companies with $414 billion in
AIM Blue Chip                                                                                 assets under management as of
AIM Basic Value                                 SECTOR EQUITY FUNDS                           September 30, 2000.
AIM Large Cap Basic Value
AIM Balanced                                                MORE AGGRESSIVE
AIM Advisor Flex                                AIM New Technology
           MORE CONSERVATIVE                    AIM Global Telecommunications and Technology

                                                AIM Global Resources
                                                AIM Global Financial Services
                                                AIM Global Health Care
                                                AIM Global Consumer Products and Services
                                                AIM Global Infrastructure
                                                AIM Advisor Real Estate
                                                AIM Global Utilities
                                                           MORE CONSERVATIVE


                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                      TAX-FREE FIXED-INCOME FUNDS

            MORE AGGRESSIVE                                 MORE AGGRESSIVE
AIM Strategic Income                            AIM High Income Municipal
AIM High Yield II                               AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                  AIM Municipal Bond
AIM Income                                      AIM Tax-Free Intermediate
AIM Global Income                               AIM Tax-Exempt Cash
AIM Floating Rate(5)                                       MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market
           MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--

                                                         INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

A I M Distributors, Inc.                                               LCG-AR-1